EXHIBIT 10.40(i)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 9 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 9 to Letter Agreement DCT-015/2004, dated as of September 19, 2006 (“Amendment No. 9”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 9 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 9 sets forth additional agreements between Embraer and Buyer related to the *** Firm EMBRAER 170 and Firm EMBRAER 175 Aircraft.

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 9 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 9 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 9 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Schedule “5” - Mutual Support-Second Amended and Restated

The *** paragraph of the “***” section of Schedule 5 to the Letter Agreement is hereby amended by ***.

 2. Miscellaneous

All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 9 shall remain valid in full force and effect without any change.

(Signature page follows)
____________
***Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 9 to Letter Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Satoshi Yokota	/s/ Bryan Bedford

Name: Satoshi Yokota Title: Executive Vice President Engineering and Development	Name: Bryan Bedford Title: President

Date: September 20, 2006
Place: Indianapolis

/s/ Jose Luis D. Molina

Name: Jose Luis D. Molina Title: Director of Contracts - Airline Market
Date: September 20, 2006
Place: Sao Jose Dos Campos, SP, Brazil

Witnesses:

Witness: Carlos Martins Dutra	Witness: Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell